UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 21, 2012
Date of report (Date of earliest event reported)
Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters 1 Elmcroft Road Stamford, Connecticut 06926-0700
(Address of principal executive offices)
(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b)) [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."
On May 21, 2012, the Registrant issued a press release announcing the redemption of certain bonds and reaffirming guidance. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
ITEM 9.01. Financial Statements and Exhibits.
(c)    Exhibits
99.1 Press release of Pitney Bowes Inc. dated May 21, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012	Pitney Bowes Inc. /s/ Michael Monahan Michael Monahan Executive Vice President and Chief Financial Officer